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                                                                    EXHIBIT 10.8

                             STOCK OPTION AGREEMENT

       S.T. Research Corporation (hereinafter "Corporation"), desiring to afford an opportunity to the Director named below to purchase certain shares of the Corporation's common stock, hereby grants to the Director, and the Director hereby accepts, the following option to purchase shares. Any such purchase shall be made during the term ending on the expiration date of this Option and shall be subject to the terms and conditions that follow:

1.     IDENTIFYING PROVISIONS

       As used in this Option Agreement, the following terms shall have the following respective meanings:

              A.     Director:                            Chuck Bernard
                                                          ----------------------
              B.     Date of Grant:                       January 31, 1992
                                                          ----------------------
              C.     Number of Shares Optioned:           10,000
                                                          ----------------------
              D.     Option Exercise Price Per Share:     2.50
                                                          ----------------------
              E.     Expiration Date:                     January 31, 1996
                                                          ----------------------

2.     TIMING OF PURCHASES

       This Option is exercisable in full at any time during the period between the Date of Grant and the Expiration Date.

3.     RESTRICTIONS ON EXERCISE

       The following provisions shall apply to the exercise of this Option:

       A. Termination of Directorship. If the Director ceases to be employed as a director of the Corporation for any reason other than death, only that portion of this Option exercisable at the time of such termination may thereafter be exercised, and it may not be exercised more than thirty (30) days after such termination nor after the expiration date of this Option, whichever date is sooner,


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              unless such termination is by reason of the director's permanent and total disability, in which case such period of thirty (30) days shall be extended to one (1) year.

       B. Death of Director. Should the Director die during the term of this Option, the Director's legal representative(s) or the person(s) entitled to act as such under the Director's last will and testament or under applicable interstate laws, shall have the right to exercise this Option, but only for the number of shares for which the Director was entitled to exercise on the date of his death in accordance with Section 2 of this Agreement, and such right shall expire and this Option shall terminate thirty (30) days following the date of the Director's death or on the expiration date of this Option, whichever date is sooner. In all other respects, this Option shall terminate upon such death.

3.     NON-TRANSFERABLE

       The Director may not transfer this Option except by will or the laws of descent and distribution. This Option shall not be otherwise transferred, assigned, pledged, hypothecated or disposed of in any way, whether by operation of law or otherwise, and shall be exercisable during the Director's lifetime only by the Director or his guardian or legal representative.

5.     ADJUSTMENTS AND CORPORATE REORGANIZATIONS

       If the outstanding shares of the company subject to this Option are increased or decreased, or are changed into or exchanged for a different number or kind of shares or securities, as a result of one or more reorganizations, recapitalizations, stock splits, reverse stock splits, stock dividends or the like, appropriate adjustments shall be made in the number and/or kind of shares or securities for which the unexercised portions of this Option may thereafter be exercised, all without any change in the aggregate exercise price applicable to the unexercised portions of this Option, but with a corresponding adjustment in the exercise price per share or other unit. No fractional share of stock shall be issued under this Option or in connection with


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any such adjustment. Such adjustments shall be made by or under authority of the
Corporation's Board of Directors whose determinations as to what adjustments shall be made, and the extent thereof, shall be final, binding and conclusive.

       Upon the dissolution or liquidation of the Corporation, or upon a reorganization, merger or consolidation of the Corporation as a result of which the outstanding securities of the class subject to this Option are changed into or exchanged for cash or property or securities not of the Corporation's issue, or upon a sale of substantially all the property of the Corporation to, or the acquisition of stock representing more than eighty percent (80%) of the voting power of the stock of the Corporation outstanding by, another corporation or person, this Option shall terminate, unless provision be made in writing in connection with such transaction for the assumption of options theretofore granted under the Stock Option Plan under which this Option was granted, or the substitution for such options of any options covering the stock of a successor employer corporation, or a parent or subsidiary thereof, with appropriate adjustments as to the number and kind of shares and prices, in which event this Option shall continue in the manner and under the terms so provided. If this Option shall terminate pursuant to the foregoing sentence, the Director shall have the right, at such time prior to the consummation of the transaction causing such termination as the Corporation shall designate, to exercise the unexercised portions of this Option, including the portions thereof which would, but for this Section entitled "Adjustments and Corporate Reorganizations," not yet be exercisable.

6.     EXERCISE: PAYMENT FOR AND DELIVERY OF STOCK

       This Option may be exercised by the Director or other person entitled to exercise it by giving four (4) business days' written notice of exercise to the Corporation specifying the number of shares to be purchased and the total purchase price, accompanied by a check to the order of the Corporation in payment of such price. If the Corporation is required to withhold on account of any present or future tax imposed as a result of such exercise, the notice of exercise shall be accompanied by a check to the order of the Corporation in payment of the amount of such


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withholding.

7.     RIGHTS IN SHARES BEFORE ISSUANCE AND DELIVERY

       No person shall be entitled to the privileges of stock ownership in respect of any shares issuable upon exercise of this Option, unless and until such shares have been issued to such person as fully paid shares.

8.     REQUIREMENTS OF LAW AND OF STOCK EXCHANGES

       By accepting this Option, the Director represents and agrees for himself and his transferees by will or the laws of descent and distribution that, unless a registration statement under the Securities Act of 1933 is in effect as to shares purchased upon any exercise of this Option.

       A. any and all shares so purchased shall be acquired for his personal account and not with a view to or for sale in connection with any distribution, and

       B. each notice of the exercise of any portion of this Option shall be accompanied by a representation and warranty in writing, signed by the person entitled to exercise the same, that the shares are being so acquired in good faith for his personal account and not with a view to or for sale in connection with any distribution.

       No certificate or certificates for shares of stock purchased upon exercise of this Option shall be issued and delivered prior to the admission of such shares to listing on notice of issuance on any stock exchange on which shares of that class are then listed, nor unless and until, in the opinion of counsel for the Corporation, such securities may be issued and delivered without causing the Corporation to be in violation or incur any liability under any federal, state or other securities law, any requirement of any securities exchange listing agreement to which the Corporation may be a party, or any other requirement of law or of any regulatory body having jurisdiction over the Corporation.


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9.     NOTICES

       Any notice to be given to the Corporation shall be addressed to the Corporation in care of its Secretary at its principal office, and any notice to be given to the Director shall be addressed to him at the address given beneath his signature hereto or at such other address as the Director may hereafter designate in writing to the company.

       Any such notice shall be deemed duly given when enclosed in a properly sealed envelope or wrapper addressed as aforesaid, registered or certified, and deposited, postage and registry or certification fee prepaid, in a post office or branch post office regularly maintained by the United States Postal Service.

10.    LAWS APPLICABLE TO CONSTRUCTION

       This Agreement has been executed and delivered by the Corporation in the Commonwealth of Virginia, and this Agreement shall be construed and enforced in accordance with the laws of said State.

       IN WITNESS WHEREOF, the Corporation has granted this Option on the Date of Grant specified above.

                                        S.T. RESEARCH CORPORATION

WITNESS:                                By:    /s/ S. R. Perrino
                                               -----------------------------

/s/ Yvonne L. Wilson                    Name:  /s/ S. R. Perrino
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                                        Title: President
                                               -----------------------------

                                        ACCEPTED:

                                        By:    /s/ Charles W. Bernard
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                                        Name:  /s/ Charles W. Bernard
                                               ----------------------

                                        Title: Director
                                               --------